Exhibit A

Funds of the Trust

(as of May 6, 2024)

First Trust Income Opportunities ETF (FCEF)

First Trust Flexible Municipal High Income ETF (MFLX)

First Trust TCW Opportunistic Fixed Income ETF (FIXD)

First Trust TCW Unconstrained Plus Bond ETF (UCON)

First Trust Low Duration Strategic Focus ETF (LSDF)

FT Vest U.S. Equity Buffer ETF – August (FAUG)

FT Vest U.S. Equity Deep Buffer ETF – August (DAUG)

FT Vest U.S. Equity Buffer ETF – November (FNOV)

FT Vest U.S. Equity Deep Buffer ETF – November (DNOV)

First Trust Active Factor Large Cap ETF (AFLG)

First Trust Active Factor Mid Cap ETF (AFMC)

First Trust Active Factor Small Cap ETF (AFSM)

FT Vest U.S. Equity Buffer ETF – February (FFEB)

FT Vest U.S. Equity Deep Buffer ETF – February (DFEB)

First Trust TCW Securitized Plus ETF (DEED)

FT Vest U.S. Equity Buffer ETF – May (FMAY)

FT Vest U.S. Equity Deep Buffer ETF – May (DMAY)

First Trust Multi-Manager Large Growth ETF (MMLG)

FT Vest U.S. Equity Buffer ETF – June (FJUN)

FT Vest U.S. Equity Deep Buffer ETF – June (DJUN)

FT Vest U.S. Equity Buffer ETF – July (FJUL)

FT Vest U.S. Equity Deep Buffer ETF – July (DJUL)

FT Vest Fund of Buffer ETFs (BUFR)

FT Vest U.S. Equity Buffer ETF – September (FSEP)

FT Vest U.S. Equity Deep Buffer ETF – September (DSEP)

FT Vest U.S. Equity Buffer ETF – October (FOCT)

FT Vest U.S. Equity Deep Buffer ETF – October (DOCT)

FT Vest U.S. Equity Buffer ETF – December (FDEC)

FT Vest U.S. Equity Deep Buffer ETF – December (DDEC)

FT Vest Nasdaq-100® Buffer ETF – December (QDEC)

FT International Equity Buffer ETF – December (YDEC)

FT Vest U.S. Equity Buffer ETF – January (FJAN)

FT Vest U.S. Equity Deep Buffer ETF – January (DJAN)

FT Vest Fund of Deep Buffer ETFs (BUFD)

First Trust TCW Emerging Markets Debt ETF (EFIX)

FT Vest U.S. Equity Buffer ETF – March (FMAR)

FT Vest U.S. Equity Deep Buffer ETF – March (DMAR)

FT Vest Nasdaq-100® Buffer ETF – March (QMAR)

FT International Equity Buffer ETF – March (YMAR)

FT Vest U.S. Equity Buffer ETF – April (FAPR)

FT Vest U.S. Equity Deep Buffer ETF – April (DAPR)

Exhibit A (Continued)

First Trust Innovation Leaders ETF (ILDR)

FT Vest Nasdaq-100® Buffer ETF – June (QJUN)

FT Vest International Equity Buffer ETF – June (YJUN)

First Trust Expanded Technology ETF (XPND)

FT Vest U.S. Equity Enhance & Moderate Buffer ETF – June (XJUN)

FT Vest Nasdaq-100® Buffer ETF – September (QSEP)

FT Vest International Equity Buffer ETF – September (YSEP)

First Trust SkyBridge Crypto Industry and Digital Economy ETF (CRPT)

First Trust Multi-Manager Small Cap Opportunities ETF (MMSC)

FT Vest Buffered Allocation Defensive ETF (BUFT)

FT Vest Buffered Allocation Growth ETF (BUFG)

FT Vest U.S. Equity Enhance & Moderate Buffer ETF – December (XDEC)

FT Vest Fund of Nasdaq-100® Buffer ETFs (BUFQ)

FT Vest U.S. Equity Enhance & Moderate Buffer ETF – September (XSEP)

FT Vest U.S. Equity Moderate Buffer ETF – January (GJAN)

FT Vest U.S. Equity Moderate Buffer ETF – February (GFEB)

First Trust Multi-Strategy Alternative ETF (LALT)

FT Vest U.S. Equity Enhance & Moderate Buffer ETF – March (XMAR)

FT Vest U.S. Equity Moderate Buffer ETF – March (GMAR)

FT Vest U.S. Equity Moderate Buffer ETF – April (GAPR)

FT Vest U.S. Small Cap Moderate Buffer ETF – May (SMAY)

FT Vest U.S. Equity Moderate Buffer ETF – May (GMAY)

FT Vest U.S. Equity Moderate Buffer ETF – June (GJUN)

FT Vest U.S. Equity Moderate Buffer ETF – July (GJUL)

FT Vest U.S. Equity Moderate Buffer ETF – August (GAUG)

FT Vest U.S. Equity Enhance & Moderate Buffer ETF – July (XJUL)

FT Vest U.S. Equity Enhance & Moderate Buffer ETF – August (XAUG)

FT Vest U.S. Small Cap Moderate Buffer ETF – August (SAUG)

FT Vest U.S. Equity Moderate Buffer ETF – September (GSEP)

FT Vest U.S. Equity Buffer & Premium Income ETF – September (XISE)

FT Vest U.S. Equity Moderate Buffer ETF – October (GOCT)

FT Vest U.S. Equity Enhance & Moderate Buffer ETF – October (XOCT)

FT Vest U.S. Equity Enhance & Moderate Buffer ETF – November (XNOV)

FT Vest U.S. Equity Enhance & Moderate Buffer ETF – January (XJAN)

FT Vest U.S. Equity Enhance & Moderate Buffer ETF – April (XAPR)

FT Vest U.S. Equity Enhance & Moderate Buffer ETF – May (XMAY)

FT Vest U.S. Equity Moderate Buffer ETF – November (GNOV)

FT Vest U.S. Small Cap Moderate Buffer ETF – November (SNOV)

FT Vest Laddered Moderate Buffer ETF (BUFZ)

First Trust Active Global Quality Income ETF (AGQI)

FT Vest U.S. Equity Moderate Buffer ETF – December (GDEC)

FT Vest U.S. Equity Buffer & Premium Income ETF – December (XIDE)

FT Raymond James Multicap Growth Equity ETF (RJMG)

FT Vest U.S. Small Cap Moderate Buffer ETF – February (SFEB)

FT Vest U.S. Equity Buffer & Premium Income ETF – March (XIMR)

Exhibit A (Continued)

FT Vest U.S. Equity Max Buffer ETF – March (MARM)

FT Vest Nasdaq®-100 Conservative Buffer ETF – April (QCAP)

FT Vest Nasdaq®-100 Conservative Buffer ETF – July (QCJL)

FT Vest Nasdaq®-100 Conservative Buffer ETF – October (QCOC)

FT Vest Nasdaq®-100 Conservative Buffer ETF – January (QCJA)

FT Energy Income Partners Enhanced Income ETF (EIPI)

FT Vest Nasdaq®-100 Moderate Buffer ETF – February

FT Vest Nasdaq®-100 Moderate Buffer ETF – May

FT Vest Nasdaq®-100 Moderate Buffer ETF – August

FT Vest Nasdaq®-100 Moderate Buffer ETF – November